Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
May 31, 2001



        Expected B Maturity                         09/16/2002


        Blended Coupon                               4.3810%



        Excess Protection Level
          3 Month Average  7.75%
          May, 2001  7.68%
          April, 2001  7.54%
          March, 2001  8.05%


        Cash Yield                                  19.67%


        Investor Charge Offs                        5.45%


        Base Rate                                   6.53%


        Over 30 Day Delinquency                     4.84%


        Seller's Interest                           8.52%


        Total Payment Rate                          14.20%


        Total Principal Balance                     $58,203,705,030.43


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,958,014,468.94